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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 Current Report
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                         Date of Report: March 13, 2008
                 Date of Earliest Event Reported: March 7, 2008


                         WORLD WASTE TECHNOLOGIES, INC.
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             (Exact Name of Registrant as Specified in its Charter)


                                   California
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                 (State or Other Jurisdiction of Incorporation)


              1-11476                                    95-3977501
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     (Commission File Number)               (I.R.S. Employer Identification No.)


 13500 Evening Creek Drive, Suite 440, San Diego, California           92128
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         (Address of Principal Executive Offices)                    (Zip Code)


                                 (858) 391-3400
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              (Registrant's Telephone Number, Including Area Code)

                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

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ITEM 1.01         ENTRY INTO A MATERIAL AGREEMENT

         On March 7, 2008, World Waste Technologies, Inc. (the "Company") entered into an Asset Purchase Agreement (the "Agreement"), with Clean Earth Solutions, Inc. ("CES"), pursuant to which CES agreed to acquire specified assets of the Company and the parties agreed to settle an arbitration proceeding.

         Pursuant to the Agreement, (i) the Company agreed to sell to CES specified assets relating to the "front end" process of the Company's plant located in Anaheim, California for a cash payment to the Company of $500,000 (the "First Closing"), (ii) the Company and CES agreed to settle the BPI Matter as described below) in exchange for a payment (the "Settlement Payment") to the Company of $640,000 (the "Second Closing") and (iii) the Company agreed to sell to CES all of the Company's intellectual property rights in the pressurized steam classification process (the "PSC Process") (including all of the Company's rights in the Patent Assignment Agreement between the Company and the University of Alabama-Huntsville and in the underlying patent) in exchange for a payment to the Company of $800,000 (of which $236,000 was previously paid by CES to the Company) (the "Third Closing"). The Company also agreed to terminate all of its research and development on the PSC Process or any generally similar municipal solid waste autoclaving process. The Agreement does not prohibit the Company from licensing or otherwise acquiring other technology in the future which may be similar to the PSC Process, or from engaging in any other research and development activities.

         On March 7, 2008, CES paid $500,000 to WWT and the First Closing was consummated. Pursuant to the Agreement, the Second and Third Closings are to occur on such dates as are determined by CES, provided that the Second Closing occurs by May 1, 2008 and the Third Closing occurs by June 15, 2008.

         As previously disclosed by the Company, during the start-up phase of the Company's initial plant in Anaheim, California, it became aware of design issues related to the steam classification vessels that it had intended to use in its operations. The steam vessels were designed and fabricated on the Company's behalf by Bio-Products International, Inc. ("BPI") pursuant to the sub-license agreement entered into between the parties. In April, 2007, the Company filed a lawsuit against BPI in the Superior Court of the State of California alleging, among other things, breach of contract and negligence with respect to the construction of the vessels. Subsequently, the court ordered that the matter be resolved by binding arbitration (the "BPI Matter"). Pursuant to the Agreement, at the Second Closing, the Company, CES and its affiliates, and BPI and its affiliates, will enter into a Settlement Agreement and Mutual Release (the "Settlement Agreement"), pursuant to which all claims amongst the parties relating to the BPI matter will be released, the agreements between the Company and BPI will be terminated, and CES will make the Settlement Payment to the Company.

ITEM 2.01.        COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

         See Item 1.01 above.



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ITEM 9.01         EXHIBITS AND FINANCIAL STATEMENTS

         The following exhibit is being filed as part of this Report:

         EXHIBIT
         NUMBER          DESCRIPTION
         ------------    -------------------------------------------------------

         10.1 Asset Purchase Agreement, dated as of March 7, 2008, between the Company and Clean Earth Solutions, Inc.





                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.


Date:  March 13, 2008                       WORLD WASTE TECHNOLOGIES, INC.


                                            By: /s/ John Pimentel
                                                --------------------------------
                                                John Pimentel
                                                CHIEF EXECUTIVE OFFICER






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